CROSSFIRST BANKSHARES, INC.
2018 OMNIBUS EQUITY INCENTIVE PLAN
PERFORMANCE-BASED RESTRICTED STOCK

UNIT AWARD

AGREEMENT
Date of Grant:

Number of Restricted Stock Units Granted:

Vesting

Date:

This Performance-Based Restricted Stock Unit Award

Agreement (this "Performance RSU Award

Agreement"), is entered into
on

, by and between CrossFirst Bankshares, Inc., a Kansas Corporation (the

"Company") and ________________________ (the
"Grantee").
RECITALS:
A.

Effective October 25, 2018, the Company adopted the

CrossFirst Bankshares, Inc. 2018 Omnibus Equity Incentive Plan
(the "Plan") pursuant to which the Company may,

from time to time, grant Restricted Stock Units to eligible Service Providers of the
Company and its Affiliates.
B.

The Grantee is a Service Provider of the Company or one of its Affiliates and

the Company desires to grant to the
Grantee RSUs relating to the Company's Shares on the terms and conditions reflected in this Performance RSU Award

Agreement,

the
Plan, and as otherwise established by the Committee.
AGREEMENT:
In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is
hereby acknowledged, the parties agree as follows:
Section 1.

Incorporation of the Plan.

All provisions of this Performance RSU Award

Agreement and the rights of the
Grantee hereunder are subject in all respects to the provisions of the Plan, the terms of which are incorporated herein by reference, and the powers of the Committee therein provided.

Capitalized terms used in this Performance RSU Award

Agreement but not defined herein
have the meanings set forth in Plan.
Section 2.

Grant of Performance RSUs.

As of the Date of Grant identified above, the Company hereby grants to the
Grantee and credits to a separate account maintained on the books of the

Company ("Account") that number of Restricted Stock Units
identified above opposite the heading "Number of Restricted Stock

Units Granted" (the "Performance RSUs"). On any date each
Performance RSU shall represent a right to receive a percentage (which may be less than 100%, 100%, or more than 100%) of a Share, if the applicable terms and conditions are satisfied.

The Grantee's interest in the Account shall make the Grantee only a general, unsecured creditor of the Company.

Unless otherwise provided for in the Plan, the Performance RSUs may not be sold, transferred,

gifted,
bequeathed, pledged, assigned, or otherwise alienated or hypothecated,

voluntarily or involuntarily.

The rights of the Grantee with respect
to the Performance RSUs shall remain forfeitable at all times prior to the date on which such rights are vested (the date on which the
Grantee's rights with respect to the Performance RSUs become nonforfeitable is the "Vesting

Date" set forth above).

Notwithstanding that
all the Performance RSUs are a single Award

subject to the terms and conditions of this Performance RSU Award

Agreement, that portion
of the Performance RSUs which vest based on the Company’s

Relative TSR during

the Performance Period and that portion of the
Performance RSUs which vest based on the Company’s

achievement of actual adjusted earnings per share during the Performance Period may be accounted for on the books of the Company as two separate awards of Restricted

Stock Units, or reflected in the records of the
Company’s equity plan

administrator as two separate awards of Restricted Stock Units.
Section 3.

Vesting and

Settlement of Performance RSUs.

The Performance RSUs may be settled by delivering to the
Grantee or his or her Beneficiary,

as applicable, either, as determined by the Company

in its sole discretion, (a) an amount of cash equal to
the Fair Market Value

of a Share as of the Vesting

Date multiplied by the number of the Performance RSUs that become vested on the
Vesting

Date, or (b) a number of Shares equal to the whole number of the

Performance RSUs that become vested on the Vesting

Date.

The date on which the Company pays cash or issues Shares to the Grantee in connection with vesting of a Performance RSU is the
settlement date.

Except as specifically provided elsewhere under the Plan or in this RSU Award

Agreement,

on the Vesting

Date the restrictions on the
Performance RSUs subject to this Performance RSU Award

Agreement will lapse and the Performance RSUs will become vested based on
the following performance vesting terms and conditions:
[Insert applicable vesting terms and conditions referencing,

if applicable, information contained in Exhibits A and B]
Notwithstanding the foregoing, (a) the Committee may,

in its sole discretion, accelerate the Vesting

Date for any or all of the Performance
RSUs, if in its judgment

the performance of the Grantee has warranted such acceleration and/or such acceleration is in the best interests of
the Company, provided

that, except with respect to the Performance RSUs granted to a nonemploy ee Director, the Vesting

Date may not
be accelerated with respect to the Performance RSUs held by the Grantee for less than a year from the Date of Grant; (b) if the Grantee's position as a Service Provider with the Company or any of its Affiliates is terminated by reason of the Grantee's death or Disability,

the
Vesting

Date for all of the Performance RSUs automatically will be accelerated to the date of the Grantee's termination as a Service
Provider and such Performance RSUs will vest at the "at Target level of performance"

established by the Committee; and (c) if the Grantee
resigns his or her position as a Service Provider with the Company or any of its Affiliates due to "Retirement" after the first anniversary of
the Date of Grant, the Grantee will not forfeit any of the Performance RSUs and instead shall vest in a pro rata portion of the Performance
RSUs to which the Grantee would have been entitled had the Grantee not resigned on account of Retirement and such pro rata portion of
the Performance RSUs shall be settled promptly following

the Vesting

Date and after the Compensation Committee’s

certification of the
Company’s level of performance

during the Performance Period.

For purposes of this Performance RSU Award

Agreement, the pro rata
portion of the Performance RSUs to which the Grantee is entitled to if the

Grantee retires during the Performance Period after the first anniversary of the Grant Date shall be determined by multiplying the number of the Performance RSUs that would have vested had the
Grantee remained a Service Provider for the entire Performance Period by a fraction, the numerator of which is the total number of days during the Performance Period for which the Grantee was a Service Provider and the denominator of which is the total number of days in
the Performance Period. Furthermore, for purposes of this Performance

RSU Award Agreement

,

"Retirement"

means the Grantee
resigning his or her position as a Service Provider (other than a resignation in connection with the Grantee's employment being terminated
by the Company for Cause) after (i) attaining age 55, (ii) providing 10 years of service to the Company or its Affiliates (for purposes of this Performance RSU Award

Agreement,

a "year of service" is a consecutive 365 day period during which the Grantee served as a Service
Provider),

and (iii) six months have elapsed from the date the Grantee provided the General

Counsel and Corporate Secretary of the
Company, or his or her designee(s),

with advance written notice of the Grantee's intent to resign due to

Retirement.
Payment of the cash and/or Shares following the Vesting

Date shall be made by the Company to the Grantee as soon as administratively practicable thereafter,

but no later than the 60
th

day following the Vesting

Date.
Section 4.

Cancellation of Performance RSUs.

Unless otherwise provided in this Section 4 or in the Plan, if, prior to the
Vesting

Date, the Grantee's position as a Service Provider to the Company or any of its Affiliates

is terminated for any reason (other than
the Grantee's death, Disability,

or Retirement)

or no reason,

the Grantee shall thereupon immediately forfeit all Performance

RSUs and all
such Performance RSUs shall be cancelled.

For purposes of this Performance RSU Award

Agreement, the transfer of employment
between the Company and any of its Affiliates (or between Affiliates)

shall not constitute a termination of the Grantee's position as a
Service Provider.

Section 5.

Dividends and Voting.

Upon the Performance RSU's settlement date, the Grantee shall be entitled to receive
Dividend Equivalents

for each Share that ultimately is eligible to be delivered (before any applicable tax withholding) based on the
number of Performance RSUs that ultimately become vested and based on any dividends paid by the Company on Shares, whether payable in Stock, in cash or in kind, or other distributions, for any dividend record date that occurs (i) after the Date of Grant hereunder and (ii)
prior to the settlement date of Shares following the Vesting

Date. All Dividend Equivalents will be paid, if at all, at the same time following the Vesting

Date that the Performance RSUs are settled and shall be subject to the same rights,

restrictions on transfer and
conditions applicable to the underlying Performance RSUs.

In the event of cancellation of any or all of the Performance RSUs, the
Grantee will forfeit all Dividend Equivalent rights relating to the underlying cancelled Performance RSUs.

The Grantee will have no
voting rights with respect to any of the Performance RSUs.
Section 6.

Tax Withholding

.

The Grantee shall be required to pay to the Company,

and the Company shall have the right
to deduct from any compensation paid to the Grantee pursuant to the

Plan, or from any other compensation otherwise due to the Grantee, the amount of any federal, state, and local withholding obligations of the Company with respect to the Performance RSUs.

The Company
will not deliver Shares

to the Grantee under this Performance RSU Award

Agreement unless the Grantee has remitted (or in appropriate cases agrees

to remit) or otherwise provided

for the satisfaction of any withholding obligation.

Unless specifically denied by the
Committee, the Grantee may elect to satisfy any such withholding obligations by one or a combination of the following methods:
(a)

payment of an amount in cash equal to the amount to be withheld;
(b)

payment by tendering previously acquired Shares (either actually or by attestation) valued at the Share's then Fair Market
Value

and equal to the amount to be withheld; or

(c)

requesting that the Company withhold from the Shares otherwise issuable to the Grantee

Shares having a Fair Market
Value

equal to or less than the amount to be withheld.
To the extent

the Committee permits withholding through either the payment of previously acquired

Shares or withholding from Shares
otherwise issuable to the Grantee, any such withholding shall be in accordance with any rules or established procedures for election by
Participants, including any rules or restrictions relating to the period of time any previously acquired Shares have been held or owned, including any elections, the irrevocability of any election, or any special rules relating to a Grantee who is an officer of the Company
within the meaning of Section 16 of the 1934 Act.
Section 7.

No Right to Continue as a Service Provider.

Neither the Plan nor this Performance RSU Award

Agreement
confers upon the Grantee any right to be retained in any position as an Employee,

Consultant, or Director of the Company.

Further,
nothing in the Plan or this Performance RSU Award

Agreement shall be construed to limit the discretion of the Company to terminate the
Grantee as a Service Provider at any time, with or without Cause.

Section 8.

Restrictive Covenants.

In consideration for the granting of the Performance RSUs and in addition to any other
restrictive agreements that the Grantee may have entered into with the Compa ny or an Affiliate, the Grantee accepts and agrees to be
bound (except in cases in which the following covenants conflict with the terms of any employment agreement between the Company or
an Affiliate and the Grantee;

in such cases the terms of such an employment agreement shall control) in accordance with the provisions set
forth in Exhibit C.
Section 9. Compliance with Law.

The issuance and transfer of Shares shall be subject to compliance by the

Company
and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock
exchange

on which the Company's Shares may be listed. No Shares shall be issued with respect to the Performance RSUs unless and until
any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the
Company and its counsel. The Grantee understands that the Company is under no obligation to register the Shares with the Securities and
Exchange Commission, any state securities commission or any stock exchange to effect such compliance.
Section 10.

Notices.

Any notice required to be delivered to the Company under this Performance

RSU Award Agreement
shall be in writing and addressed to the General Counsel and Corporate Secretary of the Company at the Company's principal corporate
office.

Any notice required to be delivered to the Grantee under this Performance

RSU Award Agreement

shall be in writing and
addressed to the Grantee at the Grantee's address as shown in the records of the Company.

Either party may designate another address in
writing (or such other method approved by the Company) from time to time.
Section 11.

Governing Law.

This Performance RSU Award

Agreement will be construed and interpreted in accordance
with the laws of the State of Kansas without regard to conflict of law principles.
Section 12.

Adjustments.

If any change is made to the outstanding Stock or capital structure of the Company,

if required,
the Performance RSUs shall be adjusted or terminated in any manner as contemplated by the Plan.
Section 13.

Amendment.

This Performance RSU Award

Agreement may be amended in a manner that is materially
adverse to the Grantee only by a writing executed by the parties hereto which specifically states that it is amending this Performance RSU
Award

Agreement.
Section 14.

Clawback Policy.

The Performance RSUs will be subject to certain provisions of the Dodd-Frank

Wall Street
Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and

any other compensation clawback policy that the Committee has adopted or is required to adopt pursuant to the listing standards of any national securities exchange on which the Company's securities are listed or as is otherwise required by Dodd Frank or any other applicable law,

including without limitation the CrossFirst Bankshares, Inc.
Incentive Compensation Clawback Policy.

Grantee acknowledges that the Performance RSUs may be clawed back by the Company in
accordance with any policies and procedures adopted by the Committee in order to comply with Dodd Frank or as set forth in this
Performance RSU Award

Agreement.
Section 15.

Interpretation.

Any dispute regarding the interpretation of this Performance

RSU Award Agreement

shall be
submitted by the Grantee or the Company to the Committee for review.

The resolution of such dispute by the Committee shall be final and binding on the Grantee and the Company.
Section 16.

Titles.

Titles are provided herein for convenience

only and are not to serve as a basis for interpretation or
construction of this Performance RSU Award

Agreement.

Section 17.

Section 409A Compliance.

It is the intent of the Company that all payments made under this Performance
RSU Award Agreement

will be exempt from Section 409A of the Code and the Treasury regulations and guidance issued thereunder
("Section 409A") pursuant to the “short-term deferral” exemption.

Notwithstanding any provision of the Plan or this Performance RSU
Award

Agreement to the contrary,

(i) this Performance RSU Award

Agreement shall not be amended in any manner that would cause any amounts payable hereunder that are not subject to Section 409A to become subject thereto (unless they also are in compliance therewith),
and the provisions of any purported amendment that may reasonably be expected to result in such non-compliance shall be of no force or effect with respect to this Performance RSU Award

Agreement and (ii) the Company,

to the extent it deems necessary or advisable in its
sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify this Performance RSU Award

Agreement to
reflect the intention that the Plan qualifies for exemption from or complies with Section

409A in a manner that as closely as practicable
achieves the original intent of this Performance RSU Award

Agreement and with the least reduction, if any,

in overall benefit to a Grantee
to comply with Section 409A on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other
guidance issued under Section 409A.

Neither the Company nor the Committee makes any representation that this Performance RSU
Award

Agreement shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying
to this Performance RSU Award

Agreement.
Section 18.

Successors and Assigns.

The Company may assign any of its rights under this Performance RSU Award
Agreement.

This Performance RSU Award

Agreement will be binding upon and inure to the benefit of the successors and assigns of the
Company. Subject to

the restrictions on transfer set forth herein, this Performance RSU Award

Agreement will be binding upon the
Grantee and the Grantee's beneficiaries, executors, administrators and the person(s) to whom the Performance RSUs may be transferred by
will or the laws of descent or distribution.
Section 19.

Severability.

The invalidity or unenforceability of any provision of the Plan or this Performance

RSU Award
Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Performance RSU Award

Agreement,
and each provision of the Plan and this Performance RSU Award

Agreement shall be severable and enforceable to the extent permitted by law.
Section 20.

No Impact on Other Benefits.

The value of the Performance RSUs is not part of the Grantee's normal or expected compensation for purposes of calculating any severance,

retirement, welfare, insurance or similar employee benefit.
Section 21. Counterparts.

This Performance RSU Award

Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this
Performance RSU Award

Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by
any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as
physical delivery of the paper document bearing an original signature.
Section 22.

Acceptance.

The Grantee hereby acknowledges receipt of a copy of the Plan and this Agreement. The Grantee
has read and understands the terms and provisions thereof, and accepts the

Performance RSUs subject to all of the terms and conditions of the Plan and this Performance RSU Award

Agreement.

Section 23.

Entire Agreement and Binding Effect.

This Performance RSU Award

Agreement and the Plan constitute the
entire contract between the parties hereto with regard to the subject matter hereof.

They supersede any other agreements, representations
or understandings (whether oral or written and whether express or implied)

that relate to the subject matter hereof.

Except as expressly
stated herein to the contrary,

this Performance RSU Award

Agreement will be binding upon and inure to the benefit of the respective heirs,
legal representatives, successors and assigns of the parties hereto.
[Signature Page Follows]

The parties to this Performance RSU Award

Agreement have executed this Performance RSU Award

Agreement as of the date provided in
the preamble to this agreement.
CROSSFIRST BANKSHARES, INC.
By: _____________________
Name:___________________
Title:____________________
[GRANTEE NAME]
By: _____________________
Name:___________________

Exhibit A
[Insert applicable Performance Goal information, as applicable]

Exhibit B
[Insert applicable Performance Goal information, as applicable]

Exhibit C
Restrictive Covenants for Grantee Employed in Arizona, Georgia,

Kansas, Missouri, Texas

or New Mexico

1.
NONCOMPETITION.

For a

period of

one year

following the

date of

Grantee's termination

as a

Service
Provider ("Termination

Date"), Grantee
will not contribute his or her knowledge, directly or indirectly,

in whole or in
part, as an employee, officer, owner,

manager, advisor,

consultant, agent, partner, director,

shareholder, volunteer,

intern or in
any other similar capacity to an entity engaged in the same or similar business as the

Company or one of its Affiliates within the
state, region or metropolitan statistical area (as appropriate) for which

Grantee had responsibility for, or conducted business on
behalf of, the Company or one of its Affiliates during the two years prior to the Termination Date.
2.

NONSOLICITATION

OF EMPLOYEES.

For a period of
one year

following
the Termination

Date,

Grantee will not
directly or indirectly,

solicit, hire, recruit, attempt to hire or recruit, or induce the termination of employment of any employee
of the Company or one of its Affiliates.
3.

NONSOLICITATION

OF COMPANY

CUSTOMERS.

For a period of
one year

following
the Termination

Date,

Grantee
will not directly or indirectly, solicit,

contact (including, but not limited to, e-mail, regular mail, express mail,

telephone, fax,
and instant message), attempt to contact or meet with the current, former or prospective customers of the Company or one of its
Affiliates with whom Grantee had material contact during

Grantee's employment, for purposes of offering or accepting goods

or
services similar to or competitive with those offered by the Company or one of its Affiliates.

4.

NO

DETRIMENTAL

COMMUNICATIONS.

Grantee

agrees not to disclose or cause to be disclosed at any time any untrue, negative, adverse or derogatory comments or information about the Company or one of its Affiliates, any product or
service provided by the Company or one of its Affiliates, or prospects for the future of the Company or one of its Affiliates.

Notwithstanding the foregoing, this provision does not in any way limit, restrict or impede Grantee’s ability to provide

truthful
testimony or information in response to a subpoena, court or arbitral order,

or as otherwise required by law.
5.

CONF

IDENTIALITY.

Grantee

acknowledges that it is the policy of the Company to maintain as confidential all information about the Company’s

and its Affiliates' business, proprietary,

and technical information that is not known to others,
including without limitation, customer lists, information relating to the Company's or one of its Affiliates' customers, their
businesses, operations, employees and customers, unique concepts,

lending practices, sales presentations, marketing programs,
marketing strategies, business practices, pricing information, employment handbooks, training materials/manuals, cost
information, customer leads, documents identifying past, present and future customers, hiring and training methods, investment
policies, financial and other confidential, proprietary and/or trade secret information concerning the Company’s

and its
Affiliates' operations and growth plans ("Confidential

Information"). Grantee recognizes that the Confidential Information is the sole and exclusive property of the Company or one of its Affiliates, and that disclosure of Confidential Information would cause
damage to the Company or one of its Affiliates. Grantee shall not at any time disclose or authorize the disclosure of
Confidential Information that (a) is disclosed to or known by Grantee as result of as a consequence of or through the Grantee's
performance of services for the Company or one of its Affiliates, (b)

is not publicly or generally known outside the Company or
one of its Affiliates and (c) relates in any manner to the Company's or one of its Affiliates' business.

This Section 5 shall apply
in addition to, and not in derogation of any other confidentiality agreements that may exist, now or in the future, between
Grantee and the Company or one of its Affiliates.
a)
On or before the Termination

Date
,
Grantee shall return to the Company,

all records, lists, compositions, documents and
other items which contain, disclose and/or embody any Confidential Information

(including, without limitation, all
copies, reproductions, summaries and notes of the contents thereof, expressly including all electronically-stored data,
wherever stored), regardless of the person causing the same to be in such form, and

Grantee will certify that the
provisions of this paragraph have been complied with.

b)
Notwithstanding the above or any provision of this Exhibit C or any other agreement executed by the Grantee to the
contrary, there shall

be no restriction on the Grantee's ability to (i) report violations of any law or regulation,

(ii) provide
truthful testimony or information pursuant to subpoena, court order,

or similar legal process, (iii) provide truthful
information to government or regulatory agencies, or (iv) otherwise engage in whistleblower activity protected by the
Securities Exchange Act of 1934, the Dodd-Frank Wall

Street Reform and Consumer Protection Act, or any rules or
regulations issued thereunder, including,

without limitation, Rule 21F-17.

In addition, 18 U.S.C. §1833(b) provides, in
part: “(1) An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the
disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either
directly or indirectly, or

to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made
under seal. …. (2) An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of
law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court
proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the
trade secret, except pursuant to court order.

”

Nothing in this Exhibit C, any other agreement executed by the Grantee is intended to conflict with the statutory protection in 18 U.S.C. §1833(b).
6.
BREACH OF

COVENANTS.

In the event of a breach of any of the covenants contained in this Exhibit C:

(a) any unvested
portion of the Performance RSUs shall be forfeited effective as of the date of such breach, unless sooner terminated by
operation of another term of condition of the Performance RSU Award

Agreement or the Plan; and (b) the Grantee hereby
consents and agrees that the Company or one of its Affiliates shall be entitled to seek, in addition to other available remedies, a temporary or permanent injunction or other equitable relief against such breach or threatened breach from any court of
competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an
adequate remedy,

and without the necessity of posting any bond or security.

The aforementioned equitable relief shall be in
addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief.
7.

SEVERABILITY.

If any of the provisions of this Exhibit C shall otherwise contravene or be invalid under

the laws of

any state,
country or other

jurisdiction

where this Exhibit

C is applicable

but for such contravention

or invalidity, such contravention or
invalidity shall not invalidate

all of the provisions of this Exhibit C but rather it shall be construed, insofar as the laws of that state or other jurisdiction are concerned,

as not

containing

the provision

or provisions

contravening

or invalid

under

the laws

of that
state

or jurisdiction, or a court of competent jurisdiction may reform any such invalid provision, and the rights and obligations created hereby shall be construed and enforced accordingly.

Restrictive Covenants for Grantee Employed in Oklahoma
1.

NONSOLICITATION

OF EMPLOYEES.

For a period of one year following
the date

of Grantee's

termination as

a
Service Provider

("Termination Date")
, Grantee will not directly solicit, hire, recruit, attempt to hire or recruit, or induce the termination of employment of any employee of the Company or one of its Affiliates during the two years prior to the Termination
Date.
2.

NONSOLICITATION

OF COMPANY

CUSTOMERS.

For a period of one year following the Termination

Date, Grantee will
not directly solicit, interfere with, or attempt to interfere with any of the Company's or one of its Affiliates' established customer
relationships that existed at Grantee's Termination

Date for purposes of offering or accepting goods or services similar to or
competitive with those offered by the Company or one of its Affiliates

.

3.

NO DETRIMENTAL

COMMUNICATIONS.

Grantee agrees not to disclose or cause to be disclosed at any time any untrue, negative, adverse or derogatory comments or information about the Compa ny or one of its Affiliates, any product or service
provided by the Company or one of its Affiliates,

or prospects for the future of the Company or one of its Affiliates.

Notwithstanding the foregoing, this provision does not in any way limit, restrict or impede Grantee’s ability to provide

truthful
testimony or information in response to a subpoena, court or arbitral order,

or as otherwise required by law.

4.

CONFIDENTIALITY.

Grantee acknowledges that it is the policy of the Company to maintain as confidential all information
about the Company’s and its Affiliates'

business, proprietary,

and technical information that is not known to others, including without limitation, customer lists,

information relating to the Company's or one of its Affiliates' customers,

their businesses,
operations, employees and customers, unique concepts, lending practices,

sales presentations, marketing programs, marketing
strategies, business practices, pricing information, employment handbooks,

training materials/manuals, cost information,
customer leads, documents identifying past, present and future customers,

hiring and training methods, investment policies,
financial and other confidential, proprietary and/or trade secret information concerning the Company’s and its Affiliates'
operations and growth plans ("Confidential Information"). Grantee recognizes that the Confidential Information is the sole and
exclusive property of the Company or one of its Affiliates

,

and that disclosure of Confidential Information would cause damage to the Company or one of its Affiliates.

Grantee shall not at any time disclose or authorize the disclosure of Confidential
Information that (a) is disclosed to or known by Grantee as result of as a consequence of or through the Grantee's performance of
services for the Company or one of its Affiliates,

(b) is not publicly or generally known outside the Company or one of its
Affiliates and (c) relates in any manner to the Company's or one of its Affiliates business.

This Section 4 shall apply in addition
to, and not in derogation of any other confidentiality agreements that may exist, now or in the future, between Grantee and the
Company or one of its Affiliates.
a)

On or before the Termination

Date, Grantee shall return to the Company,

all records, lists, compositions, documents and
other items which contain, disclose and/or embody any Confidential Information

(including, without limitation, all
copies, reproductions, summaries and notes of the contents thereof, expressly including all electronically-stored data,
wherever stored), regardless of the person causing the same to be in such form, and

Grantee will certify that the
provisions of this paragraph have been complied with.
b)

Notwithstanding the above or any provision of this Exhibit C or any other agreement executed by the Grantee to the
contrary, there shall

be no restriction on the Grantee's ability to (i) report violations of any law or regulation,

(ii) provide
truthful testimony or information pursuant to subpoena, court order,

or similar legal process, (iii) provide truthful
information to government or regulatory agencies, or (iv) otherwise engage in whistleblower activity protected by the
Securities Exchange Act of 1934, the Dodd-Frank Wall

Street Reform and Consumer Protection Act, or any rules or
regulations issued thereunder, including,

without limitation, Rule 21F-17.

In addition, 18 U.S.C. §1833(b) provides, in
part: “(1) An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the
disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either
directly or indirectly, or

to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation
of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made
under seal. …. (2) An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of
law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court
proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the
trade secret, except pursuant to court order.

”

Nothing in this Exhibit C, any other agreement executed by the Grantee is intended to conflict with the statutory protection in 18 U.S.C. §1833(b).

5.

BREACH OF COVENANTS.

In the event of a breach of any of the covenants contained in this Exhibit C:

(a) any unvested
portion of the Performance RSUs shall be forfeited effective as of the date of such breach, unless sooner terminated by operation of another term of condition of the Performance RSU Award

Agreement or the Plan; and (b) the Grantee hereby consents and agrees that the Company or one of its Affiliates shall be entitled to seek, in addition to other available remedies, a temporary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction,
without the necessity of showing any actual damages or that money damages would not afford an adequate remedy,

and without
the necessity of posting any bond or security.

The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief.
6.

SEVERABILITY.

If any of the provisions of this Exhibit C shall otherwise contravene or be invalid under the laws of any state,
country or other jurisdiction where this Exhibit C is applicable but for such contravention or invalidity,

such contravention or
invalidity shall not invalidate all of the provisions of this Exhibit C but rather it shall be construed, insofar as the laws of that state
or other jurisdiction are concerned, as not containing the provision or provisions contravening or invalid under the laws of that
state or jurisdiction, and the rights and obligations created hereby shall be construed and enforced accordingly.
Restrictive Covenants for Grantee Employed in Colorado

1.

The provisions in paragraphs 2 and 4 are for the protection of the Company's or one of its Affiliates' trade secrets.

The provisions
in paragraphs 2 apply only to a Grantee whose annualized cash compensation is equivalent to or greater than the threshold
amount for highly compensated workers established by the Division of Labor Standards and Statistics in the Colorado
Department of Labor and Employment.

The provisions in paragraphs 2 and 4 apply only to a Grantee whose annualized cash compensation is equivalent to or greater than 60% of the threshold amount for highly compensated workers established by the
Division of Labor Standards and Statistics in the Colorado Department

of Labor and Employment.
2.
NONCOMPETITION.

For a

period of

one year

following the

date of

Grantee's termination

as a

Service Provider
("T
ermination Date"),

Grantee
will not contribute his or her knowledge, directly or indirectly,

in whole or in part, as an
employee, officer, owner,

manager, advisor,

consultant, agent, partner, director,

shareholder, volunteer,

intern or in any other
similar capacity to an entity engaged in the same or similar business as the Company or one of its Affiliates within the state,
region or metropolitan statistical area (as appropriate) for which Grantee had responsibility for, or conducted business on behalf
of, the Company or one of its Affiliates during the two years prior to the Termination Date.
3.

NONSOLICITATION

OF EMPLOYEES.

For a period of one year following the Termination

Date, Grantee will not directly
solicit, hire, recruit, attempt to hire or recruit,

or induce the termination of employment of any employee of the

Company or one
of its Affiliates.
4.

NONSOLICITATION

OF COMPANY

CUSTOMERS.

For a period of
one year

following
the Termination

Date,

Grantee
will not directly or indirectly, solicit,

contact (including, but not limited to, e-mail, regular mail, express mail,

telephone, fax, and
instant message), attempt to contact or meet with the current, former or prospective customers of the Company or one of its
Affiliates with whom Grantee had material contact during

Grantee's employment, for purposes of offering or accepting goods

or
services similar to or competitive with those offered by the Company or one of its Affiliates.

5.

NO DETRIMENTAL

COMMUNICATIONS.

Grantee agrees not to disclose or cause to be disclosed at any time any untrue,
negative, adverse or derogatory comments or information about the Company or one of its Affiliates, any product or service
provided by the Company or one of its Affiliates,

or prospects for the future of the Company or one of its Affiliates.

Notwithstanding the foregoing, this provision does not in any way limit, restrict or impede Grantee's ability to provide truthful
testimony or information in response to a subpoena, court or arbitral order,

or as otherwise required by law.
6.

CONFIDENTIALITY.

Grantee acknowledges that it is the policy of the Company to maintain as confidential all information
about the Company’s or one of its Affiliates'

business, proprietary,

and technical information that is not known to others,
including without limitation, customer lists and information relating to the Company's or one of its Affiliates' customers, their
businesses, operations, employees and customers, unique concepts,

lending practices, sales presentations, marketing programs,
marketing strategies, business practices, pricing information, employment handbooks, training materials/manuals, cost
information, customer leads, documents identifying past, present and future customers, hiring and training methods, investment
policies, financial and other confidential, proprietary and/or trade secret information concerning the Company’s or one of its
Affiliates' operations and growth plans ("Confidential

Information"). Grantee recognizes that the Confidential Information is the sole and exclusive property of the Company or one of its Affiliates,

and that disclosure of Confidential Information would cause
damage to the Company or one of its Affiliates.

Grantee shall not at any time disclose or authorize the disclosure of

Confidential
Information that (a) is disclosed to or known by Grantee as result of as a consequence of or through the Grantee's performance of
services for the Company or one of its Affiliates,

(b) is not publicly or generally known outside the Company or one of its
Affiliates and (c) relates in any manner to the Company's or one of its Affiliates' business.

This Section 6 shall apply in addition
to, and not in derogation of any other confidentiality agreements that may exist, now or in the future, between Grantee and the
Company or one of its Affiliates.
a)

On or before the Termination

Date, Grantee shall return to the Company,

all records, lists, compositions, documents and
other items which contain, disclose and/or embody any Confidential Information

(including, without limitation, all
copies, reproductions, summaries and notes of the contents thereof, expressly including all electronically-stored data,
wherever stored), regardless of the person causing the same to be in such form, and

Grantee will certify that the
provisions of this paragraph have been complied with.

b)

Notwithstanding the above or any provision of this Exhibit C or any other agreement executed by Grantee to the
contrary, there shall

be no restriction on the Grantee’s ability to

(i) report violations of any law or regulation, (ii) provide truthful testimony or information pursuant to subpoena, court order,

or similar legal process, (iii) provide truthful
information to government or regulatory agencies, or (iv) otherwise engage in whistleblower activity protected by the
Securities Exchange Act of 1934, the Dodd-Frank Wall

Street Reform and Consumer Protection Act, or any rules or
regulations issued thereunder, including,

without limitation, Rule 21F-17.

In addition, 18 U.S.C. §1833(b) provides, in
part: “(1) An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the
disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either
directly or indirectly, or

to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made
under seal. …. (2) An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of
law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court
proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the
trade secret, except pursuant to court order.”

Nothing in this Exhibit C, any other agreement executed by the Grantee is intended to conflict with the statutory protection in 18 U.S.C. §1833(b).
7.

BREACH OF COVENANTS.

In the event of a breach of any of the covenants contained in this Exhibit C:

(a) any unvested
portion of the Performance RSUs shall be forfeited effective as of the date of such breach, unless sooner terminated by operation of another term of condition of the Performance RSU Award

Agreement or the Plan; and (b) the Grantee hereby consents and agrees that the Company or one of its Affiliates shall be entitled to seek, in addition to other available remedies, a temporary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction,
without the necessity of showing any actual damages or that money damages would not afford an adequate remedy,

and without
the necessity of posting any bond or security.

The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief.
SEVERABILITY.

If any of the provisions of this Exhibit C shall otherwise contravene or be invalid under the laws of any state,

country or
other jurisdiction

where this Exhibit

C is applicable

but for such contravention

or invalidity, such contravention or invalidity

shall not
invalidate all of the provisions

of this Exhibit C but rather it shall be construed, insofar as the laws of that state or other jurisdiction are concerned,

as not

containing

the provision

or provisions

contravening

or invalid

under

the laws

of that

state

or jurisdiction, or a court of
competent jurisdiction may reform any such invalid provision, and the rights and obligations created hereby shall be construed and
enforced accordingly.